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                        HALLMARK INFORMED INVESTORS GROWTH FUND

                           Supplement dated March 30, 2005
                       to Prospectus Dated September 30, 2004

    The fourth sentence of the first paragraph in the section "Fund Management - Sub-Advisers" is amended by inserting the following after the word "Sub-Adviser":

         ", other than Segall, Bryant & Hamill Investment Counsel,"


    The section, "Fund Management - Sub-Advisers," is amended by inserting the following immediately preceding the tenth paragraph:

         "Segall Bryant & Hamill Investment Counsel, 10 South Wacker Drive, Suite 2150, Chicago, IL 60606, was formed in 1994 and as of August 30, 2004 managed approximately $3.9 billion for individual and institutional investors. Segall Bryant & Hamill Investment Counsel serves as sub-adviser to Hallmark Informed Investors Growth Fund. David Kalis is the portfolio manager for Hallmark Informed Investors Growth Fund. Mr. Kalis joined Segall Bryant & Hamill Investment Counsel in 1996 and is primarily responsible for the day-to-day investment decisions of the Hallmark Informed Investors Growth Fund.

              Pursuant to an Interim Sub-Investment Management Agreement, at the end of each calendar quarter, the Adviser will pay Segall
         Bryant & Hamill Investment Counsel a fee equal to 0.30% (annualized) of the average daily net assets of Hallmark Informed Investors Growth Fund attributable to Class R shares during that calendar quarter and 0.20% (annualized) of the average daily net assets attributable to Class I shares during that calendar quarter. This fee is paid out of the comprehensive management fee received by the Adviser."

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                    HALLMARK INFORMED INVESTORS GROWTH FUND

                     Supplement dated March 30, 2005
     to Statement of Additional Information Dated September 30, 2004


    The footnote to the table in the section "Investment Management, Distribution and Custodian Agreements - Sub-Investment Management Agreements" beginning with "**" is amended by deleting the footnote in its entirety and replacing it as follows:

         "** Effective at the close of business on March 22, 2005, Segall Bryant & Hamill Investment Counsel, 10 South Wacker Drive, Suite 2150, Chicago IL 60606, became the sub-adviser for Hallmark Informed Investors Growth Fund. Until April 6, 2003, T.H. Fitzgerald & Co., 180 Church Street, Naugatuck, CT 06770, served as the sub-adviser to the Hallmark Informed Investors Growth Fund. For the fiscal years ended May 31, 2001 and 2002, T.H. Fitzgerald was paid sub-advisory fees amounting to $11,000 and $0, respectively. For the period from June 1, 2002 to April 6, 2003, T.H. Fitzgerald was paid $0."